Supplement Dated June 8, 2026

To The Prospectus Dated April 27, 2026

JNL® Series Trust

Please note that the changes below may impact your variable annuity and/or variable life product(s).

All changes in this supplement are for the JNL Multi-Manager Emerging Markets Equity Fund and are effective immediately.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” please delete the “Kayne Anderson Rudnick Strategy” in the entirety.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” please delete the “GQG Strategy,” in the entirety and replace with the following:

GQG Strategy

GQG Partners LLC (“GQG”) constructs the GQG Strategy by investing in equity securities of emerging market companies. The equity securities in which the GQG Strategy invests are primarily publicly traded common stocks but may also include warrants and preferred stocks. Equity securities also include depositary receipts (including unsponsored depositary receipts and American, European, and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies, and P-Notes, which are derivative instruments designed to replicate equity exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The GQG Strategy may invest in initial public offerings (“IPOs”) and securities of companies with any market capitalization. Certain instruments in which the GQG Strategy invests may be illiquid or thinly traded securities. The GQG Strategy may invest in exchange traded funds (“ETFs”), including commodity ETFs that provide exposure to or invest in gold.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” after the “GQG Strategy,” please add the following:

Lazard Strategy

Lazard Asset Management LLC (“Lazard”) constructs the Lazard Strategy by investing primarily in equity securities, principally common stocks, of emerging markets companies. Using a quantitative process, the Lazard Strategy selects investments from a broad investment universe of emerging market stocks and depositary receipts, including ADRs, EDRs, GDRs, real estate investment trusts (“REITs”), warrants and rights. The Lazard Strategy may invest across the market capitalization spectrum. The Lazard Strategy may invest in ETFs, generally those that pursue a passive index-based strategy.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” please move the “T. Rowe Price Strategy” and the “WCM Strategy” to end of the section.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” please delete the “WCM Strategy,” in the entirety and replace with the following:

WCM Strategy

WCM Investment Management, LLC (“WCM”) constructs the WCM Strategy by investing in equity securities of non-U.S. domiciled companies or depositary receipts of non-U.S. domiciled companies located in emerging market countries. WCM’s investments in equity securities may include common stocks, common stock that is offered in IPOs, and depositary receipts. The WCM Strategy’s investments in depositary receipts may include ADRs, EDRs, GRDs, and Canadian Depositary Receipts ( “CDRs”). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. CDRs, EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

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In the section, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” after the last bulleted paragraph please add the following:

●	Model risk – At least one of the Sub-Advisers relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments. The Fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the Fund achieve its investment objectives, which may cause the Fund to underperform its benchmark or other funds with a similar investment objective. When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Sub-Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result. The Sub-Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

●	REIT investment risk – The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates; shifts in zoning laws; environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the REIT manager; and other factors. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REITs could be adversely affected by failure to maintain their exemptions from registration under the Investment Company Act of 1940, as amended, or failure to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.

In the section, “Summary Overview of Each Fund,” under “Portfolio Management,” please delete the sub-section, “Sub-Advisers,” in the entirety and replace with the following:

Sub-Advisers:
GQG Partners LLC (“GQG”)

Lazard Asset Management LLC (“Lazard”)

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

WCM Investment Management, LLC (“WCM”)

In the section, “Summary Overview of Each Fund,” under “Portfolio Management,” please delete “Portfolio Managers” table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	April 2020	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	April 2020	Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	April 2020	Vice President and Portfolio Manager, JNAM
Kyle Ottwell, CFA, CAIA	April 2026	Director and Portfolio Manager, JNAM
Rajiv Jain	April 2024	Chairman and Chief Investment Officer, GQG
Brian Kersmanc	April 2024	Portfolio Manager, GQG
Sudarshan Murthy, CFA	April 2024	Portfolio Manager, GQG
Siddharth Jain	April 2024	Deputy Portfolio Manager, GQG
Paul Moghtader, CFA	June 2026	Portfolio Manager and Analyst, Lazard

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Name:	Joined Fund Management Team In:	Title:
Taras Ivanenko, CFA	June 2026	Portfolio Manager and Analyst, Lazard
Peter Kashanek	June 2026	Portfolio Manager and Analyst, Lazard
Alex Lai, CFA	June 2026	Portfolio Manager and Analyst, Lazard
Kurt Livermore, CFA	June 2026	Portfolio Manager and Analyst, Lazard
Ernest Yeung, CFA, IMC	April 2020	Portfolio Manager and Vice President, T. Rowe Price
Sanjay Ayer, CFA	April 2020	Portfolio Manager, WCM
Gregory S. Ise, CFA	April 2020	Portfolio Manager and Business Analyst, WCM
Mike Tian, CFA	April 2020	Portfolio Manager and Business Analyst, WCM
Michael B. Trigg	April 2020	Portfolio Manager and co-CEO, WCM

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” please delete the “Kayne Anderson Rudnick Strategy” in the entirety.

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” please delete the “GQG Strategy,” in the entirety and replace with the following:

GQG Strategy

GQG Partners LLC (“GQG”) constructs the GQG Strategy by investing in equity securities of emerging market companies. The equity securities in which the GQG Strategy invests are primarily publicly traded common stocks but may also include warrants and preferred stocks. Equity securities also include depositary receipts (including unsponsored depositary receipts and American, European, and Global Depositary Receipts (“ADRs,” “EDRs,” and “GDRs,” respectively)), which are certificates typically issued by a bank or trust company that represent ownership interests in securities of non-U.S. companies, and P-Notes, which are derivative instruments designed to replicate equity exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The GQG Strategy may invest in initial public offerings (“IPOs”) and securities of companies with any market capitalization. Certain instruments in which the GQG Strategy invests may be illiquid or thinly traded securities. The GQG Strategy may invest in exchange traded funds (“ETFs”), including commodity ETFs that provide exposure to or invest in gold.

GQG pursues a “growth style” of investing through which it seeks to capture market upside while limiting downside risk through full market cycles by combining a rigorous screening process with fundamental analyses to seek to identify and invest in companies that GQG believes have favorable long-term economic prospects. Specifically, GQG seeks to buy companies that it believes are reasonably priced, have strong fundamental business characteristics, sustainable relative earnings growth and the ability to outperform peers over a full market cycle, and can sustain the value of their securities in a market downturn. GQG may also purchase companies that do not fall into the traditional “growth” style box. GQG may sell a company if it believes that the company’s long-term competitive advantage or relative earnings growth prospects have deteriorated, or GQG has otherwise lost conviction in the company. GQG may also sell a company if the company has met its price target or is involved in a business combination, if GQG identifies a more attractive investment opportunity, or GQG wishes to reduce the GQG Strategy’s exposure to the company or a particular country or geographic region.

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” after the “GQG Strategy,” please add the following:

Lazard Strategy

Lazard Asset Management LLC (“Lazard”) constructs the Lazard Strategy by investing primarily in equity securities, principally common stocks, of emerging markets companies. The Lazard Strategy selects investments from a broad investment universe of emerging market stocks and depositary receipts, including ADRs, EDRs, and GDRs, real estate investment trusts (“REITs”), warrants and rights. The Lazard Strategy may invest across the capitalization spectrum. The Lazard Strategy may invest in ETFs, generally those that pursue a passive index-based strategy.

The Lazard Strategy uses an active, quantitative approach that involves initial screening, risk assessment, and evaluation of each company relative to its global peers. Lazard uses an objective, systematic investment process that blends both risk and stock ranking assessments designed to capture attractive risk-to-return characteristics. In addition to a multidimensional assessment of risk, each company is evaluated daily according to four independent measures: growth, value, sentiment and quality.

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The Lazard Strategy’s asset allocation among countries and regions will vary from time to time based on Lazard’s judgment and its analysis of market conditions.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” please delete second paragraph of the “WCM Strategy” in the entirety and replace with the following:

WCM’s investments in equity securities may include common stocks, common stock that is offered in initial public offerings (“IPOs”), and depositary receipts. The WCM Strategy’s investments in depositary receipts may include American, European, Canadian and Global Depositary Receipts (“ADRs”, “EDRs”, “CDRs”, and “GDRs”, respectively). ADRs are receipts that represent interests in foreign securities held on deposit by U.S. banks. CDRs, EDRs and GDRs have the same qualities as ADRs, except that they may be traded in several international trading markets.

In the section, “Additional Information About Each Fund,” under “Principal Risks of Investing in the Fund,” after the last bullet please add the following:

●	Model risk
●	REIT investment

In the section, “Additional Information About Each Fund,” under “The Adviser, Sub-Advisers and Portfolio Management,” please delete the disclosure for Kayne Anderson Rudnick Investment Management, LLC, in the entirety and replace with the following:

Lazard Asset Management LLC (“Lazard”) is located at 30 Rockefeller Plaza, New York, New York 10112. Lazard is an indirect, wholly-owned subsidiary of Lazard, Inc., a Delaware corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.” Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

Paul Moghtader, CFA, Managing Director of Lazard, is a portfolio manager and analyst on various of Lazard’s Equity Advantage teams. Prior to joining Lazard in 2007, Mr. Moghtader was Head of the Global Active Equity Group and a Senior Portfolio Manager at State Street Global Advisors. Mr. Moghtader began his career at Dain Bosworth as a research assistant when he began working in the investment field in 1992. He is a CFA Charterholder.

Taras Ivanenko, CFA, Director of Lazard, is a portfolio manager and analyst on various of Lazard’s Equity Advantage teams. Prior to joining Lazard in 2007, Mr. Ivanenko was a Senior Portfolio Manager in the Global Active Equity group at State Street Global Advisors. He began working in the investment field in 1995. He is a CFA Charterholder.

Peter Kashanek, Director of Lazard, is a portfolio manager and analyst on various of Lazard’s Equity Advantage teams. Prior to joining Lazard in 2007, Mr. Kashanek was a Principal and a Portfolio Manager in the Global Active Equity group at State Street Global Advisors. Mr. Kashanek began working in the investment field in 1994.

Alex Lai, CFA, Director of Lazard, is a portfolio manager and analyst on various of Lazard’s Equity Advantage teams. Prior to joining Lazard in 2008, Mr. Lai was a Vice President and Quantitative Portfolio Manager in the Global Active Equity group at State Street Global Advisors. Mr. Lai began working in the investment field in 2002 and is a CFA Charterholder.

Kurt Livermore, CFA, Director of Lazard, is a portfolio manager and analyst on various of Lazard’s Equity Advantage teams. Prior to joining Lazard in 2023, Mr. Livermore was a senior quantitative equity Portfolio Manager with Acadian Asset Management. Mr. Livermore began working in the investment field in 1997 and is a CFA Charterholder.

In the section, “Additional Information About Each Fund,” under “The Adviser, Sub-Advisers and Portfolio Management,” please delete second paragraph of the WCM Investment Management, LLC disclosure in the entirety.

This Supplement is dated June 8, 2026.

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Supplement Dated June 8, 2026

To The Prospectus Dated April 27, 2026

JNL® Series Trust

Please note that the changes below may impact your variable annuity product(s).

All changes in this supplement are for the JNL Multi-Manager Floating Rate Income Fund and are effective immediately.

In the sections, “Summary Overview of Each Fund” and “Additional Information About Each Fund,” under “Investment Objective,” please delete the paragraph in the entirety and replace with the following:

Investment Objective. The investment objective of the Fund is to seek to provide total return through a combination of current income and long-term capital appreciation.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” please delete the third paragraph in the entirety and replace with the following:

The Fund consists of four strategies, sometimes referred to as “sleeves.” Three sleeves are managed by unaffiliated investment managers, Artisan Partners Limited Partnership (“Artisan Partners”), FIAM LLC (“FIAM”), and Neuberger Berman Investment Advisers LLC (“NBIA”), and the other sleeve is managed by an affiliated investment manager, PPM America, Inc. (“PPM”, and together with Artisan Partners, FIAM, and NBIA, the “Sub-Advisers”). Each Sub-Adviser generally provides day-to-day management for a portion of the Fund’s assets.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” after the fifth paragraph please add the following:

Artisan Partners Strategy

Artisan Partners constructs the Artisan Partners Strategy by primarily investing in floating rate debt instruments that are attractively valued, such as floating rate leveraged loans, which could include, among other types of loans, senior secured loans, unsecured loans, second lien loans, bridge loans, and junior loans. The Artisan Partners Strategy seeks to invest in issuers with high quality business models that have compelling risk-adjusted return characteristics.

The Artisan Partners Strategy will invest primarily in instruments that are rated, at the time of purchase, below investment grade (below BBB- by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) or below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds.” Although the Artisan Partners Strategy expects to primarily invest in instruments that are rated below investment grade (or unrated but determined by Artisan Partners to be of comparable quality), the Artisan Partners Strategy may invest without limit in instruments of any credit quality, including investment grade instruments and securities of stressed or distressed issuers. The Artisan Partners Strategy may invest in debt securities of any maturity.

The Artisan Partners Strategy may invest without limit in securities and other instruments of U.S. and non-U.S. issuers, including issuers economically tied to “emerging market” countries, securities traded principally outside of the U.S., and securities denominated in currencies other than the U.S. dollar. The Artisan Partners Strategy usually seeks (but is not required) to hedge against the risk of loss resulting from currency fluctuation.

The Artisan Partners Strategy also may invest in other corporate fixed income instruments of varying maturities, including fixed-rate instruments, debentures, notes, commercial paper and other types of corporate debt instruments across the credit quality spectrum, such as stressed and distressed debt securities. The Artisan Partners Strategy may invest in private placements and other restricted securities (i.e., securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws).

The Artisan Partners Strategy may use derivatives for investment, duration management, or hedging purposes, or with the purpose or effect of creating investment leverage. The Artisan Partners Strategy may also use derivatives to manage liquidity risk. The Artisan Partners Strategy’s investments in derivative instruments may include investments in, among other instruments, futures contracts, swap contracts, and certain currency instruments such as currency forward contracts and currency swap contracts.

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In the sections, “Summary Overview of Each Fund” and “Additional Information About Each Fund,” under “Principal Investment Strategies,” please change all references to the “FIAM Floating Rate Strategy” to the “FIAM Strategy” and move the strategy to below the “Artisan Partners Strategy.”

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” after the “FIAM Strategy,” please add the following:

NBIA Strategy

NBIA constructs the NBIA Strategy by investing mainly in floating rate senior secured loans issued in U.S. dollars by U.S. and foreign corporations, partnerships and other business entities (borrowers). These loans are often at the time of investment below investment grade securities (commonly known as “junk bonds”). The NBIA Strategy considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined to be of comparable quality. Floating interest rates vary with and adjust to reflect changes in a generally recognized base interest rate or the prime rate. The NBIA Strategy generally seeks to focus on loans of companies that are believed to have the ability to generate cash flow through a full business cycle, maintain adequate liquidity, and have access to both debt and equity capital, but may invest in loans of distressed companies.

The NBIA Strategy may also purchase fixed-rate loans, second lien loans, unsecured loans, investment grade and below investment grade fixed income securities, including investment grade short term debt obligations, convertible securities, money market instruments, repurchase agreements, and restricted securities.

In the sections, “Summary Overview of Each Fund” and “Additional Information About Each Fund,” under “Principal Investment Strategies,” please change all references to the “PPM America Floating Rate Income Strategy” to the “PPM America Strategy” and move the strategy to the end of the section.

In the section, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” for the JNL Multi-Manager Floating Rate Income Fund, after the last bulleted paragraph please add the following:

●	Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, sanctions or the threat of new or modified sanctions, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

●	Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

●	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.

●	Forward and futures contract risk – The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

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●	Redemption risk – Large redemption activity could result in the Fund being forced to sell portfolio securities at a loss or before the Adviser or Sub-Adviser would otherwise decide to do so. Large redemption activity in the Fund may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions, and other transaction costs.

●	Convertible securities risk – Convertible securities have investment characteristics of both equity and debt securities. Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and debt securities, depending on the price of the underlying security and conversion price. While equity securities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The value of convertible and debt securities may fall when interest rates rise. Securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Due to their hybrid nature, convertible securities are typically more sensitive to changes in interest rates than the underlying common stock, but less sensitive than a fixed rate corporate bond.

●	Extension risk – When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, which may cause the value of those securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

●	Private placement and other restricted securities risk – Private placements and other restricted securities, including securities for which Fund management has material non-public information, are securities that are subject to legal and/or contractual restrictions on their sales. These securities may not be sold to the public unless certain conditions are met, which may include registration under the applicable securities laws. As a result of the absence of a public trading market, the prices of these securities may be more difficult to determine than publicly traded securities and these securities may involve heightened risk as compared to investments in securities of publicly traded companies. Private placements and other restricted securities may be illiquid, and it frequently can be difficult to sell them at a time when it may otherwise be desirable to do so or the Fund may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for these securities. In addition, the Fund may get only limited information about the issuer of a private placement or other restricted security.

●	Currency risk - Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

●	Swaps risk - Swap agreements are subject to the risks of derivatives, including risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements historically have been OTC, two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, total return swaps, credit default swaps and interest rate swaps; all of these and other swaps are derivatives and as such, each is subject to the general risks relating to derivatives described herein. The Dodd-Frank Act mandated a new regulatory framework for trading swaps in the United States. For example, certain standardized swaps are now, and others may in the future be, required to be executed on or subject to the rules of specified trading platforms such as designated contract markets or swap execution facilities and cleared by a central counterparty such as a derivatives clearing organization (“DCO”). Central clearing is intended to reduce the risk of default by the counterparty. However, central clearing may increase the costs of swap transactions. There are also risks introduced of a possible default by the central counterparty or by a clearing member or futures commission merchant through which a swap is submitted for clearing. The process of implementing regulations under the Dodd-Frank Act is ongoing and there may be further changes to the system.

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In the section, “Summary Overview of Each Fund,” under “Portfolio Management,” please delete the sub-section, “Sub-Advisers,” in the entirety and replace with the following:

Sub-Advisers:

Artisan Partners Limited Partnership (“Artisan Partners”)

FIAM LLC (“FIAM”)

Neuberger Berman Investment Advisers LLC (“NBIA”)

PPM America, Inc. (“PPM”)

In the section, “Summary Overview of Each Fund,” under “Portfolio Management,” please delete “Portfolio Managers” table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2022	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	September 2022	Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	September 2022	Vice President and Portfolio Manager, JNAM
Kyle Ottwell, CFA, CAIA	April 2026	Director and Portfolio Manager, JNAM
Bryan C. Krug, CFA	June 2026	Managing Director and Lead Portfolio Manager, Artisan Partners
Seth B. Yeager, CFA	June 2026	Portfolio Manager, Artisan Partners
Eric Mollenhauer	September 2022	Portfolio Manager, FIAM
Kevin Nielsen	September 2022	Portfolio Manager, FIAM
Chandler Perine	October 2022	Portfolio Manager, FIAM
Joseph P. Lynch	June 2026	Managing Director, NBIA
Stephen J. Casey	June 2026	Managing Director, NBIA
Adam Spielman	June 2018	Portfolio Manager, PPM
John Broz	February 2023	Portfolio Manager, PPM

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” please delete the third paragraph in the entirety and replace with the following:

The Fund consists of four strategies, sometimes referred to as “sleeves.” Three sleeves are managed by unaffiliated investment managers, Artisan Partners Limited Partnership (“Artisan Partners”), FIAM LLC (“FIAM”), and Neuberger Berman Investment Advisers LLC (“NBIA”), and the other sleeve is managed by an affiliated investment manager, PPM America, Inc. (“PPM”, and together with Artisan Partners, FIAM, and NBIA, the “Sub-Advisers”). Each Sub-Adviser generally provides day-to-day management for a portion of the Fund’s assets.

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” after the fifth paragraph please add the following:

Artisan Partners Strategy

Artisan Partners constructs the Artisan Partners Strategy by primarily investing in floating rate debt instruments that are attractively valued, such as floating rate leveraged loans, which could include, among other types of loans, senior secured loans, unsecured loans, second lien loans, mezzanine loans, whole loans, commercial real estate and other commercial loans, structured loans, bridge loans, and junior loans. The Artisan Partners Strategy seeks to invest in issuers with high quality business models that have compelling risk-adjusted return characteristics.

Artisan Partners’ research process has four primary pillars:

●	Business Quality- Artisan Partners uses a variety of sources to understand the resiliency of an issuer’s business model and analyze the general health of the industry in which an issuer operates, the issuer’s competitive position, barriers to entry, the dynamics of industry participants, and the decision-making history of the issuer’s management and, when applicable, financial equity sponsor.

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●	Financial Strength and Flexibility- Artisan Partners believes that analyzing the history and trend of free cash flow generation is critical to understanding an issuer’s financial health. Artisan Partners also considers an issuer’s capital structure, refinancing options, asset or collateral coverage, financial covenants, amortization schedules and overall financial transparency.

●	Downside Analysis - Artisan Partners believes that credit instruments by their nature have an asymmetric risk profile. The risk of loss is often greater than the potential for gain, particularly when looking at below investment grade issuers. Artisan Partners seeks to manage this risk with what ii believes to be conservative financial projections that account for industry position, competitive dynamics and positioning within the capital structure.

●	Value Identification - Artisan Partners uses multiple metrics to determine the value of an investment opportunity by looking for credit improvement potential, relative value within an issuer’s capital structure and against industry peers, catalysts for business improvement and potential value stemming from market or industry dislocations and/or mergers and acquisitions.

The Artisan Partners Strategy will invest primarily in instruments that are rated, at the time of purchase, below investment grade (below BBB- by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) or below Baa3 by Moody’s Investors Service, Inc. (“Moody’s”)), or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or unrated but determined by Artisan Partners to be of comparable quality, commonly known as “junk bonds.” Although the Artisan Partners Strategy expects to primarily invest in instruments that are rated below investment grade (or unrated but determined by Artisan Partners to be of comparable quality), the Artisan Partners Strategy may invest without limit in instruments of any credit quality, including investment grade instruments and securities of stressed or distressed issuers. The Artisan Partners Strategy may invest in debt securities of any maturity.

The Artisan Partners Strategy may invest without limit in securities and other instruments of U.S. and non-U.S. issuers, including issuers economically tied to “emerging market” countries, securities traded principally outside of the U.S., and securities denominated in currencies other than the U.S. Dollar. The Artisan Partners Strategy usually seeks (but is not required) to hedge against the risk of loss resulting from currency fluctuation.

The Artisan Partners Strategy also may invest in other corporate fixed income instruments of varying maturities, including fixed-rate instruments, debentures, notes, commercial paper and other types of corporate debt instruments across the credit quality spectrum, such as stressed and distressed debt securities. The Artisan Partners Strategy may invest in private placements and other restricted securities (i.e., securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws).

The Artisan Partners Strategy also may invest in debt obligations issued by governments (including, without limitation, obligations issued or guaranteed by the US government) and/or their agencies and instrumentalities. From time to time, the Artisan Partners Strategy may invest in or hold common stock, preferred stock, convertible securities, and other equity securities or warrants. The Artisan Partners Strategy may purchase securities on a when-issued or delayed delivery basis.

The Artisan Partners Strategy may use derivatives for investment, duration management, or hedging purposes, or with the purpose or effect of creating investment leverage. The Artisan Partners Strategy may also use derivatives to manage liquidity risk. The Artisan Partners Strategy’s investments in derivative instruments may include investments in, among other instruments, futures contracts, swap contracts, and certain currency instruments such as currency forward contracts and currency swap contracts.

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” after the “FIAM Strategy,” please add the following:

NBIA Strategy

NBIA constructs the NBIA Strategy by investing mainly in floating rate senior secured loans issued in U.S. dollars by U.S. and foreign corporations, partnerships and other business entities (borrowers). These loans are often at the time of investment below investment grade securities (commonly known as “junk bonds”). The NBIA Strategy considers debt securities to be below investment grade if, at the time of investment, they are rated below the four highest categories by at least one independent credit rating agency or, if unrated, are determined to be of comparable quality. Floating interest rates vary with and adjust to reflect changes in a generally recognized base interest rate or the prime rate. The NBIA Strategy generally seeks to focus on loans of companies that are believed to have the ability to generate cash flow through a full business cycle, maintain adequate liquidity, and have access to both debt and equity capital, but may invest in loans of distressed companies.

The NBIA Strategy may also purchase fixed-rate loans, second lien loans, unsecured loans, investment grade and below investment grade fixed income securities, including investment grade short term debt obligations, convertible securities, money market instruments, repurchase agreements, and restricted securities.

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The NBIA Strategy seeks positive returns through in-depth credit research utilizing proprietary analytics processes to assess the strength of a company’s credit profile, examples of which include but are not limited to: their ability to pay principal and interest, their cash flow and balance sheet composition, and their market position relative to competitors. As part of the fundamental investment analysis the NBIA Strategy considers environmental, social and governance factors believed to be financially material to individual investments, where applicable. While this analysis is inherently subjective and may be informed by internally generated and third-party metrics, data and other information, the NBIA portfolio managers believe that the consideration of financially material environmental, social and governance factors, alongside traditional financial metrics, may improve credit analysis, security selection, relative value analysis and enhance the overall investment process. As part of this analysis, the NBIA portfolio managers also regularly engage with the management teams of issuers on issues that they believe are material to the credit risk of an issuer. The specific environmental, social and governance factors considered and scope and application of integration may vary depending on the specific investment and/or investment type. The consideration of environmental, social and governance factors does not apply to certain instruments, to the extent applicable, such as certain derivative instruments, other registered investment companies, cash and cash equivalents. The consideration of environmental, social and governance factors as part of the investment process does not mean that NBIA pursues a specific “impact” or “sustainable” investment strategy.

In the section, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” after the last bullet please add the following:

●	Foreign securities risk
●	Emerging markets and less developed countries risk
●	Derivatives risk
●	Forward and futures contract risk
●	Redemption risk
●	Convertible securities risk
●	Extension risk
●	Private placement and other restricted securities risk
●	Currency risk
●	Swaps risk

In the section, “Additional Information About Each Fund,” under “Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks),” please delete the bullets in the entirety and replace with the following:

●	Call risk
●	Cybersecurity risk
●	Equity securities risk
●	Mezzanine securities risk
●	Mortgage-related and other asset-backed securities risk
●	Regulatory investment limits risk
●	Rule 144A securities risk
●	Securities lending risk
●	TIPS and inflation-linked bonds risk
●	U.S. Government securities risk
●	When-issued and delayed delivery securities and forward commitments risk

In the section, “Additional Information About Each Fund,” under “The Adviser, Sub-Advisers and Portfolio Management,” please move the disclosure for PPM America, Inc., to the end of the section, and delete the second paragraph in the entirety and replace with the following:

Adam Spielman and John Broz are primarily responsible for the day-to-day management of the PPM America Strategy. Messrs. Spielman and Broz are members of PPM’s Leveraged Credit Team which is comprised of several portfolio managers, who are collectively responsible for the stewardship of PPM’s leveraged credit strategies through collaboration on risk positioning, security selection, sector relative value decisions, and the use of macro inputs.

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In the section, “Additional Information About Each Fund,” under “The Adviser, Sub-Advisers and Portfolio Management,” please add the following before the disclosure for FIAM LLC:

Artisan Partners Limited Partnership (“Artisan Partners”) is located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners is a Delaware limited partnership. Artisan Partners provides investment management services to, among others, pension and profit sharing plans, trusts, endowments, foundations, charitable organizations, governmental entities and investment companies and similar pooled investment vehicles. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP.

Bryan C. Krug, CFA, Managing Director, joined Artisan Partners in December 2013 and has managed the Artisan High Income Fund since its inception in March 2014 and Artisan Floating Rate Fund since its inception in December 2021. Prior to joining Artisan Partners in 2013, Mr. Krug was the portfolio manager of Ivy High Income Fund at Waddell & Reed Investment Management. Company from February 2006 to November 2013. He holds a B.S. degree in Finance from Miami University, Richard T. Farmer School of Business.

Seth B. Yeager, CFA, joined Artisan Partners in May 2018 and has managed the Artisan Floating Rate Fund since its inception in December 2021. Prior to joining Artisan Partners in 2018, Mr. Yeager was a high yield credit analyst at UBS Asset Management supporting multiple portfolios in the U.S. and Europe from March 2015 to May 2018. Previously, Mr. Yeager worked at Jefferies in high yield research. He holds a bachelor’s degree in information systems from Michigan State University and a master’s degree in business administration from Oakland University.

This Supplement is dated June 8, 2026.

7

Supplement Dated June 8, 2026

To The Prospectus Dated April 27, 2026

JNL® Series Trust

Please note that the changes below may impact your variable annuity product(s).

All changes in this supplement are for the JNL Multi-Manager Mid Cap Fund and are effective immediately.

In the sections, “Summary Overview of Each Fund” and “Additional Information About Each Fund,” under “Investment Objective,” please delete the paragraph in the entirety and replace with the following:

Investment Objective. The investment objective of the Fund is capital appreciation and long-term total return.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” please delete the second paragraph in the entirety and replace with the following:

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. The Fund also maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, the Fund may have significant investments in particular sectors, including but not limited to industrials. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” please delete the “Champlain Strategy” and the “Kayne Anderson Rudnick Strategy” in the entirety and replace with the following:

FIAM Strategy

FIAM LLC (“FIAM”) constructs the FIAM Strategy by investing primarily in common stocks of medium-sized companies that FIAM believes have above average growth potential. The FIAM Strategy may also invest in larger or smaller companies, in securities of domestic and foreign issuers, and in derivative instruments that provide investment exposure to these investments or exposure to one or more market risk factors associated with such investments.

Invesco Strategy

Invesco Advisers, Inc. (“Invesco”) constructs the Invesco Strategy by investing primarily in equity securities of mid-capitalization issuers and in derivatives and other instruments that have economic characteristics similar to such securities. The Invesco Strategy mainly invests in common stocks of U.S. companies that Invesco expects to have above-average growth rates. The Invesco Strategy seeks to invest in newer companies or in more established companies that are in the early growth phase of their business cycle, which is typically marked by above average growth rates. The Invesco Strategy may also invest in companies in other market capitalization ranges and in securities of issuers in any country, including developed countries and emerging market countries (i.e., those that are generally in the early stages of their industrial cycles).

In the section, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” please delete “Financial services risk” in the entirety and replace with the following:

●	Industrial companies risk – The stock prices of companies in the industrials sector are affected by supply and demand both for their specific products or services and for industrials sector products in general. Companies in the industrial sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

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In the section, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” after the last bulleted paragraph please add the following:

●	Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

●	Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole. A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

●	Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met, their stock prices will likely fall, which may reduce the value of a Fund’s investment in those stocks. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

●	Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa. Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks. Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries. The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

●	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.

In the section, “Summary Overview of Each Fund,” under “Portfolio Management,” please delete the sub-section, “Sub-Advisers,” in the entirety and replace with the following:

Sub-Advisers:

FIAM LLC (“FIAM”)

Invesco Advisers, Inc. (“Invesco”)

River Road Asset Management, LLC (“River Road”)
Victory Capital Management Inc. (“Victory Capital”)

In the section, “Summary Overview of Each Fund,” under “Portfolio Management,” please delete “Portfolio Managers” table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2016	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	September 2016	Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	September 2016	Vice President and Portfolio Manager, JNAM
Kyle Ottwell, CFA, CAIA	April 2026	Director and Portfolio Manager, JNAM
Shilpa Mehra	June 2026	Portfolio Manager, FIAM
Ronald J. Zibelli, Jr., CFA	June 2026	Lead Portfolio Manager, Invesco
Justin Livengood, CFA	June 2026	Portfolio Manager, Invesco
Matthew W. Moran, CFA	June 2025	Portfolio Manager, River Road

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Name:	Joined Fund Management Team In:	Title:
Daniel R. Johnson, CFA, CPA	June 2025	Portfolio Manager, River Road
Gary H. Miller	September 2016	Chief Investment Officer and Lead Manager, Victory Capital/Sycamore Capital
Gregory M. Conners	September 2016	Co-Portfolio Manager, Victory Capital/Sycamore Capital
James M. Albers, CFA	September 2016	Co-Portfolio Manager, Victory Capital/Sycamore Capital
Michael F. Rodarte, CFA	September 2016	Co-Portfolio Manager, Victory Capital/Sycamore Capital

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” please delete the second paragraph in the entirety and replace with the following:

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. The Fund also maintains the flexibility to invest in securities of companies from a variety of sectors, but from time to time, the Fund may have significant investments in particular sectors, including but not limited to industrials. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” please delete the “Champlain Strategy” and the “Kayne Anderson Rudnick Strategy” in the entirety and replace with the following:

FIAM Strategy

FIAM LLC (“FIAM”) constructs the FIAM Strategy by investing primarily in common stocks of medium-sized companies that FIAM believes have above average growth potential. FIAM uses fundamental analysis of factors such as each company’s financial condition and industry position, as well as market and economic conditions, to select investments.

The FIAM Strategy may also invest in larger or smaller companies, in securities of domestic and foreign issuers, and in derivative instruments that provide investment exposure to these investments or exposure to one or more market risk factors associated with such investments.

Invesco Strategy

Invesco Advisers, Inc. (“Invesco”) constructs the Invesco Strategy by investing primarily in equity securities of mid-capitalization issuers and in derivatives and other instruments that have economic characteristics similar to such securities. The Invesco Strategy mainly invests in common stocks of U.S. companies that Invesco expects to have above-average growth rates. The Invesco Strategy seeks to invest in newer companies or in more established companies that are in the early growth phase of their business cycle, which is typically marked by above average growth rates. The Invesco Strategy may also invest in companies in other market capitalization ranges and in securities of issuers in any country, including developed countries and emerging market countries (i.e., those that are generally in the early stages of their industrial cycles).

In selecting investments for the Invesco Strategy, Invesco looks for companies with high growth potential using a “bottom-up” stock selection process. The “bottom-up” approach focuses on fundamental analysis of individual issuers before considering the impact of overall economic, market or industry trends. This approach includes analysis of a company’s financial statements and management structure and consideration of the company’s operations, product development, and its industry position. Invesco currently focuses on what it believes to be high-growth companies that are characterized by industry leadership, market share growth, high caliber management teams, sustainable competitive advantages, and strong growth themes or new innovative products or services. Invesco monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security, but does not require a decision to do so. The factors considered by Invesco may vary in particular cases and may change over time.

In the section, “Additional Information About Each Fund,” under “Principal Risks of Investing in the Fund,” please delete “Financial services risk” in the entirety and replace with the following:

●	Industrial companies risk

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In the section, “Additional Information About Each Fund,” under “Principal Risks of Investing in the Fund,” after the last bullet please add the following:

●	Small-capitalization investing risk
●	Issuer risk
●	Investment style risk
●	Emerging markets and less developed countries risk
●	Derivatives risk

In the section, “Additional Information About Each Fund,” under “Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks),” please delete “Investment style risk” and “Small-capitalization risk.”

In the section, “Additional Information About Each Fund,” under “The Adviser, Sub-Advisers and Portfolio Management,” please delete the disclosures for Champlain Investment Partners, LLC and Kayne Anderson Rudnick Investment Management, LLC, in the entirety and replace with the following:

FIAM LLC (“FIAM”) is located at 900 Salem Street, Smithfield, Rhode Island 02917. FIAM is an indirectly held, wholly owned subsidiary of FMR LLC.

Shilpa Mehra is a Portfolio Manager at Fidelity Investments. Ms. Mehra has been the portfolio manager of the Fidelity Growth Strategies Fund, which she has managed since 2024, as well as other funds. Since joining Fidelity Investments in 2008, Ms. Mehra has worked as a research analyst and portfolio manager.

Invesco Advisers, Inc. (“Invesco”) is located at 1331 Spring Street NW, Suite 2500, Atlanta, GA 30309. Invesco, an investment adviser since 1976, is an indirect, wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

Ronald J. Zibelli, Jr., CFA, has been Lead Portfolio Manager for the Invesco Discovery Mid Cap Growth Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to that, Mr. Zibelli managed the predecessor fund since 2007 and was associated with OppenheimerFunds, a global asset management firm, since 2006.

Justin Livengood, CFA, has been Portfolio Manager for the Invesco Discovery Mid Cap Growth Fund since 2019 and has been associated with Invesco and/or its affiliates since 2019. Prior to that, Mr. Livengood managed the predecessor fund since 2014 and was associated with OppenheimerFunds, a global asset management firm, since 2006.

This Supplement is dated June 8, 2026.

4

Supplement Dated June 8, 2026

To The Prospectus Dated April 27, 2026

JNL® Series Trust

Please note that the changes below may impact your variable annuity and/or variable life product(s).

All changes in this supplement are for the JNL Multi-Manager Small Cap Value Fund and are effective immediately.

In the sections, “Summary Overview of Each Fund” and “Additional Information About Each Fund,” under “Investment Objective” please delete the paragraph in the entirety and replace with the following:

Investment Objective. The investment objective of the Fund is long-term total return and capital appreciation.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” please delete the “Cooke & Bieler Strategy” and the “WCM Strategy” in the entirety.

In the section, “Summary Overview of Each Fund,” under “Principal Investment Strategies,” after the “Congress Strategy,” please add the following:

FIAM Strategy

FIAM LLC (“FIAM”) constructs the FIAM Strategy by investing primarily in common stocks of small capitalization companies that FIAM believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry.

FIAM uses fundamental analysis of factors such as each company’s financial condition and industry position, as well as market and economic conditions, to select investments. FIAM may invest the assets of the FIAM Strategy in securities of foreign issuers in addition to securities of domestic issuers, as well as derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments.

PIMCO/Research Affiliates Strategy

Pacific Investment Management Company LLC (“PIMCO”) constructs the PIMCO/Research Affiliates Strategy by investing in securities of small companies economically tied to the United States. The PIMCO/Research Affiliates Strategy will obtain exposure to a portfolio of stocks of small U.S. companies through investment in the securities that comprise the RAE US Small Portfolio. The PIMCO/Research Affiliates Strategy may also invest in companies of other market capitalizations. The stocks are selected by the PIMCO/Research Affiliates Strategy’s sub-sub-adviser, Research Affiliates, LLC from a broad universe of companies which satisfy certain liquidity and capacity requirements.

The PIMCO/Research Affiliates Strategy may invest, without limitation, in equity and equity-related securities, including common and preferred securities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. The PIMCO/Research Affiliates Strategy may also invest in derivative instruments, such as options, forwards, futures contracts, options on futures and swap agreements. The PIMCO/Research Affiliates Strategy may also invest in real estate investment trusts. The PIMCO/Research Affiliates Strategy may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The PIMCO/Research Affiliates Strategy may also enter into reverse repurchase agreements.

In the section, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” after the last bulleted paragraph please add the following:

●	Credit risk – Credit risk is the actual or perceived risk that the issuer of a bond, borrower, guarantor, counterparty, or other entity responsible for payment will not pay interest and principal payments when due. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, guarantor, counterparty, or other entity responsible for payment. The Fund could lose money if the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.

1

●	Distressed securities risk – Distressed securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is likely to be in a distressed financial condition, repayment of distressed or defaulted securities (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. Insolvency laws and practices in foreign jurisdictions are different than those in the U.S. and the effect of these laws and practices may be less favorable and predictable than in the U.S. Investments in defaulted securities and obligations of distressed issuers are considered highly speculative.

●	Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

●	Leverage risk – Certain derivative transactions involve the use of leverage and may cause the Fund to liquidate portfolio positions at disadvantageous times to satisfy its obligations. The effect of using leverage is to amplify the Fund’s gains and losses in comparison to the amount of the Fund’s assets (that is, assets other than borrowed assets) at risk, which may cause the Fund’s portfolio to be more volatile. If the Fund uses leverage, the Fund has the risk of capital losses that exceed the net assets of the Fund.

●	Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment. Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.

●	Model risk – At least one of the Sub-Advisers relies heavily on quantitative models and information and data supplied or made available by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging the Fund’s investments. The Fund bears the risk that the proprietary quantitative models used by the portfolio managers will not be successful in identifying securities that will help the Fund achieve its investment objectives, which may cause the Fund to underperform its benchmark or other funds with a similar investment objective. When Models and Data prove to be incorrect or incomplete, including because data is stale, missing or unavailable, any decisions made in reliance thereon expose the Fund to potential risks. Similarly, any hedging based on faulty Models and Data may prove to be unsuccessful. Some of the models used by the Sub-Adviser for the Fund are predictive in nature. The use of predictive models has inherent risks. Because predictive models are usually constructed based on historical data supplied by third parties, the success of relying on such models may depend on the accuracy and reliability of the supplied historical data. All models rely on correct data inputs. If incorrect data is entered into even a well-founded model, the resulting information will be incorrect. However, even if data is inputted correctly, “model prices” will often differ substantially from market prices, especially for instruments with complex characteristics, such as derivative instruments. The Fund is unlikely to be successful unless the assumptions underlying the models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated, and major losses may result. The Sub-Adviser, in its sole discretion, will continue to test, evaluate and add new models, which may result in the modification of existing models from time to time. There can be no assurance that model modifications will enable the Fund to achieve its investment objective.

●	Options risk – If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. Options may be illiquid and the Fund may have difficulty closing out its position. The prices of options can be highly volatile and the use of options can lower total returns.

●	Forward and futures contract risk – The successful use of forward and futures contracts draws upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risks including, but not limited to: (a) the imperfect correlation between the change in market value of the instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the Sub-Adviser’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors; (e) the possibility that the counterparty, clearing member or clearinghouse will default in the performance of its obligations; and (f) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so.

2

●	Swaps risk – Swap agreements are subject to the risks of derivatives, including risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement. Swap agreements historically have been OTC, two-party contracts entered into primarily by institutional investors for periods typically ranging from a few weeks to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. There are various types of swaps, including but not limited to, total return swaps, credit default swaps and interest rate swaps; all of these and other swaps are derivatives and as such, each is subject to the general risks relating to derivatives described herein. The Dodd–Frank Act mandated a new regulatory framework for trading swaps in the United States. For example, certain standardized swaps are now, and others may in the future be, required to be executed on or subject to the rules of specified trading platforms such as designated contract markets or swap execution facilities and cleared by a central counterparty such as a derivatives clearing organization (“DCO”). Central clearing is intended to reduce the risk of default by the counterparty. However, central clearing may increase the costs of swap transactions. There are also risks introduced of a possible default by the central counterparty or by a clearing member or futures commission merchant through which a swap is submitted for clearing. The process of implementing regulations under the Dodd-Frank Act is ongoing and there may be further changes to the system.

●	Reverse repurchase agreements risk – Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if the value of collateral held by the Fund, including the value of the investments made with the cash received from the sale of securities, is less than the value of the securities sold by the Fund. These events could also trigger adverse tax consequences to the Fund.

In the section, “Summary Overview of Each Fund,” under “Portfolio Management,” please delete the sub-section, “Sub-Advisers,” in the entirety and replace with the following:

Sub-Advisers:

Congress Asset Management Company, LLP (“Congress”)

FIAM LLC (“FIAM”)

Pacific Investment Management Company LLC (“PIMCO”)

Reinhart Partners, LLC (“Reinhart”)

River Road Asset Management, LLC (“River Road”)

Sub-Sub-Adviser:

Research Affiliates, LLC (“RALLC”)

In the section, “Summary Overview of Each Fund,” under “Portfolio Management,” please delete “Portfolio Managers” table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2015	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	September 2015	Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	September 2015	Vice President and Portfolio Manager, JNAM
Kyle Ottwell, CFA, CAIA	April 2026	Director and Portfolio Manager, JNAM
Jeff Kerrigan, CFA	September 2015	Portfolio Manager, Congress
Gabriela Kelleher	June 2026	Portfolio Manager, FIAM
Matthew Martinek, CFA	October 2019	Principal and Lead Portfolio Manager, Reinhart
Josh Wheeler, CFA	September 2024	Principal and Portfolio Manager, Reinhart
J. Justin Akin	April 2021	Senior Portfolio Manager, River Road
Todd Mayberry, CFA	August 2025	Portfolio Manager, River Road
R. Andrew Beck	April 2021	Chief Executive Officer & Senior Portfolio Manager, River Road
Rob Arnott	June 2026	Chairman and Founder, RALLC
Jim Masturzo	June 2026	Chief Investment Officer, RALLC

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” please delete the “Cooke & Bieler Strategy” and the “WCM Strategy” in the entirety.

3

In the section, “Additional Information About Each Fund,” under “Principal Investment Strategies,” after the “Congress Strategy,” please add the following

FIAM Strategy

FIAM LLC (“FIAM”) constructs the FIAM Strategy by investing primarily in common stocks of small capitalization companies. FIAM invests in “value companies,” which are companies that FIAM believes are undervalued in the marketplace in relation to factors such as assets, sales, earnings, growth potential, or cash flow, or in relation to securities of other companies in the same industry.

The FIAM Strategy is a style consistent small cap value strategy that seeks capital appreciation. FIAM focuses on finding high quality companies that are trading below their intrinsic value. Additionally, FIAM favors companies with strong management teams with solid capital allocation discipline which it believes can help compound value for shareholders.

FIAM uses fundamental analysis of factors such as each company’s financial condition and industry position, as well as market and economic conditions, to select investments. FIAM may invest the assets of the FIAM Strategy in securities of foreign issuers in addition to securities of domestic issuers, as well as derivative instruments that provide investment exposure to the investments above or exposure to one or more market risk factors associated with such investments.

PIMCO/Research Affiliates Strategy

Pacific Investment Management Company LLC (“PIMCO”) constructs the PIMCO/Research Affiliates Strategy by investing in securities of small companies economically tied to the United States. The PIMCO/Research Affiliates Strategy will obtain exposure to a portfolio of stocks of small U.S. companies through investment in the securities that comprise the RAE US Small Portfolio. The PIMCO/Research Affiliates Strategy may also invest in companies of other market capitalizations. The stocks are selected by the PIMCO/Research Affiliates Strategy’s sub-sub-adviser, Research Affiliates, LLC (the “Sub-Sub-Adviser”) from a broad universe of companies which satisfy certain liquidity and capacity requirements. The Sub-Sub-Adviser provides investment advisory services in connection with the PIMCO/Research Affiliates Strategy’s use of the RAE US Small Portfolio by, among other things, providing PIMCO with the constituents and target weights in the RAE US Small Portfolio. The PIMCO/Research Affiliates Strategy seeks to remain invested in the securities that comprise the RAE US Small Portfolio even when the value of the RAE US Small Portfolio is declining.

The PIMCO/Research Affiliates Strategy uses the RAE™ methodology for portfolio construction. The RAE™ methodology is a rules-based model that selects stocks using quantitative signals that indicate higher expected returns, e.g., value, quality, and momentum. The model then weights selected stocks using their fundamental measures of company size, e.g., sales, cash flow, dividends and book value. The PIMCO/Research Affiliates Strategy applies the RAE™ methodology to small-sized U.S. companies determined by percentage of cumulative fundamental measures of company size. The fundamental weights of U.S. companies are sorted in descending order where the top cumulative 86% weights are eligible as large and mid-sized companies and the remaining companies are eligible as small-sized companies. Actual stock positions in the RAE US Small Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE™ methodology’s systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE™ methodology. The RAE™ methodology is not updated according to any predetermined schedule.

The PIMCO/Research Affiliates Strategy may invest, without limitation, in equity and equity-related securities, including common and preferred securities. Equity-related securities include securities having an equity component (e.g., hybrids, bank capital) and equity derivatives. The PIMCO/Research Affiliates Strategy may also invest in derivative instruments, such as options, forwards, futures contracts, options on futures and swap agreements. The PIMCO/Research Affiliates Strategy may also invest in real estate investment trusts. The PIMCO/Research Affiliates Strategy may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The PIMCO/Research Affiliates Strategy may also enter into reverse repurchase agreements.

In the section, “Additional Information About Each Fund,” under “Principal Risks of Investing in the Fund,” after the last bullet please add the following:

●	Credit risk
●	Distressed securities risk
●	Liquidity risk
●	Leverage risk
●	Derivatives risk
●	Model risk
●	Options risk
●	Forward and futures contract risk
●	Swaps risk

4

●	Reverse repurchase agreements risk

In the section, “Additional Information About Each Fund,” under “Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks),” please delete “Liquidity risk.”

In the section, “Additional Information About Each Fund,” under “The Adviser, Sub-Advisers and Portfolio Management,” please delete the disclosure for Cooke & Bieler, L.P. and WCM Investment Management, LLC, in the entirety.

In the section, “Additional Information About Each Fund,” under “The Adviser, Sub-Advisers and Portfolio Management,” after the “Congress Strategy,” please add the following:

FIAM LLC (“FIAM”) is located at 900 Salem Street, Smithfield, Rhode Island 02917. FIAM is an indirectly held, wholly owned subsidiary of FMR LLC.

Gabriela Kelleher has been a Portfolio Manager at Fidelity Investments since 2021. Since joining Fidelity Investments in 2018, Ms. Kelleher has worked as a research analyst and portfolio manager.

Pacific Investment Management Company, LLC (“PIMCO”) is located at 650 Newport Center Drive, Newport Beach, California 92660. PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Research Affiliates, LLC, a California limited liability company (“RALLC”), serves as sub-sub-adviser to the PIMCO/Research Affiliates Strategy. RALLC was organized in 2002 and is located at 660 Newport Center Drive, Suite 300, Newport Beach, California 92660.

Rob Arnott is Chairman and Founder of RALLC. He has been a portfolio manager for RALLC since July 2002.

Jim Masturzo is the Chief Investment Officer of RALLC. He has been a portfolio manager for RALLC since July 2021.

This Supplement is dated June 8, 2026.

5

Supplement Dated June 8, 2026

To The Prospectus Dated April 27, 2026

JNL® Series Trust

Please note that the changes below may impact your variable annuity and/or variable life product(s).

All changes are effective immediately.

In the section entitled, “Summary Overview of Each Fund,” under “Performance” for the JNL/First Sentier Global Infrastructure Fund, please add the following after the second paragraph:

Effective June 8, 2026, for consistency with the Fund’s principal investment strategies, the Fund will add the FTSE Global Core Infrastructure 50/50 Index as the Fund’s tertiary benchmark.

In the section, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” for the JNL/Franklin Templeton Income Fund, please delete “Industrial companies risk” in the entirety and replace with the following:

●	Industrial companies risk – The stock prices of companies in the industrials sector are affected by supply and demand both for their specific products or services and for industrials sector products in general. Companies in the industrial sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, these companies are at risk for environmental damage and product liability claims. Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of export or import controls, increased competition, depletion of resources, technological developments and labor relations.

In the section, “Management of the Trust,” under “Management Fee,” please delete the table rows and corresponding endnote for the JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager Floating Rate Income Fund, JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Value Fund, JNL/T. Rowe Price Growth Stock Fund and JNL/T. Rowe Price Mid-Cap Growth Fund in the entirety and replace with the following:

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of each Fund)	Aggregate Fee Paid to Adviser based on Average Daily Net Asset as of December 31, 2025
JNL Multi-Manager Emerging Markets Equity Fund[8,14,15]	$0 to $250 million	.800%
	$250 million to $3 billion	.750%
	$3 billion to $5 billion	.740%
	Over $5 billion	.730%	0.76%
JNL Multi-Manager Mid Cap Fund[16,17]	$0 to $500 million	.625%
	$500 million to $1 billion	.600%
	$1 billion to $3 billion	.580%
	$3 billion to $5 billion	.570%
	Over $5 billion	.560%	0.63%
JNL Multi-Manager Small Cap Value Fund[18]	$0 to $200 million	.750%
	$200 million to $500 million	.670%
	$500 million to $3 billion	.650%
	$3 billion to $5 billion	.640%
	Over $5 billion	.630%	0.66%

1

Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of each Fund)	Aggregate Fee Paid to Adviser based on Average Daily Net Asset as of December 31, 2025
JNL/T. Rowe Price Growth Stock Fund[8,19]	$0 to $1 billion	.450%
	$1 billion to $3 billion	.440%
	$3 billion to $5 billion	.430%
	$5 billion to $10 billion	.420%
	Over $10 billion	.410%	0.43%
JNL/T. Rowe Price Mid-Cap Growth Fund[8,20]	$0 to $1 billion	.570%
	$1 billion to $3 billion	.550%
	Over $3 billion	.540%	0.58%

[8]	JNAM has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to 100% of the net advisory fees payable to an affiliate of T. Rowe Price attributable to the Fund’s investment in funds managed by that affiliate. The waiver will have the effect of reducing the Acquired Fund Fees and Expenses that are indirectly borne by the Fund. The waiver will continue for at least one year from the date of this Prospectus, so long as the sub-advisory agreement remains in effect, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. The impact of this waiver was less than 0.01% for the previous fiscal year.
[14]	As of June 8, 2026, JNAM will voluntarily waive 0.06% of management fees on the Fund’s assets up to $250 million, 0.01% on assets between $250 million and $1 billion, and 0.02% assets over $1 billion. There is no guarantee that JNAM will continue to provide the waiver in the future.
[15]	As of April 27, 2026, JNAM will voluntarily waive 0.14% of the Fund’s net assets invested in the JNL Emerging Markets Index Fund. There is no guarantee that JNAM will continue to provide the waiver in the future.
[16]	As of June 8, 2026, JNAM will voluntarily waive 0.025% of management fees on the Fund’s assets up to $500 million and 0.03% on assets over $500 million. There is no guarantee that JNAM will continue to provide the waiver in the future.
[17]	As of April 27, 2026, JNAM will voluntarily waive 0.08% of the Fund’s net assets invested in the JNL Mid Cap Index Fund. There is no guarantee that JNAM will continue to provide the waiver in the future.
[18]	As of April 27, 2026, JNAM will voluntarily waive 0.08% of the Fund’s net assets invested in the JNL Small Cap Index Fund. There is no guarantee that JNAM will continue to provide the waiver in the future.
[19]	As of June 1, 2026, JNAM will voluntarily waive 0.02% of management fees on the Fund’s assets over $5 billion. There is no guarantee that JNAM will continue to provide the waiver in the future.
[20]	As of June 1, 2026, JNAM will voluntarily waive 0.01% of management fees on the Fund’s assets up to $1 billion and on the Fund’s assets over $5 billion. There is no guarantee that JNAM will continue to provide the waiver in the future.

This Supplement is dated June 8, 2026.

2

Supplement Dated June 8, 2026

To The Statement of Additional Information

Dated April 27, 2026

JNL® Series Trust

Please note that the changes below may impact your variable annuity and/or variable life product(s).

All changes are effective immediately.

Please delete all references to, and information for, Champlain Investment Partners, LLC and Cooke & Bieler, L.P.

On page 170, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” after the paragraph “Investment Sub-Advisers and Portfolio Management,” please add the following:

Artisan Partners Limited Partnership

Artisan Partners Limited Partnership (“Artisan Partners”) is located at 875 East Wisconsin Avenue, Suite 800, Milwaukee, Wisconsin 53202. Artisan Partners is Co-Sub-Adviser to the JNL Multi-Manager Floating Rate Income Fund. Artisan Partners is managed by its general partner, Artisan Investments GP LLC, a Delaware limited liability company wholly-owned by Artisan Partners Holdings LP.

Portfolio Manager Compensation Structure

Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to Artisan Partners’ fee revenues generated by all accounts included within the manager’s investment strategies, including the Fund. Artisan Partners also provides certain cash-based awards to its investment professionals (referred to by Artisan Partners as franchise capital awards) that, prior to vesting, Artisan Partners will generally invest such award amounts in one or more of the investment strategies managed by the investment professional (including by investing in the Fund). Portfolio managers may also receive a portion of the performance fee revenues or allocations from private funds sponsored by Artisan Partners. Performance fee accounts (including private funds) are managed by certain portfolio managers. Allocations to and weightings in these accounts will differ from allocations to and weightings in the Fund managed by these portfolio managers because they use different strategies. An investment strategy with a higher risk tolerance may substantially outperform or underperform an investment strategy with a lower risk tolerance even when managed by the same portfolio managers in a similar strategy. Artisan Partners’ portfolio managers also participate in group life, health, medical reimbursement and retirement plans that are generally available to all of Artisan Partners’ salaried associates.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of April 30, 2026:

JNL Multi-Manager Floating Rate Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Bryan C. Krug, CFA	Other Registered Investment Companies	2	$11.28 billion	0	$0
	Other Pooled Vehicles	5	$1.98 billion	1	$385.26 million
	Other Accounts	11	$2.68 billion	0	$0

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Seth B. Yeager, CFA	Other Registered Investment Companies	2	$11.28 billion	0	$0
	Other Pooled Vehicles	5	$1.98 billion	1	$385.26 million
	Other Accounts	11	$2.68 billion	0	$0

Conflicts of Interest

Sharing of Personnel, Services, Research and Advice among Clients. Because all client accounts within each strategy, are managed similarly, substantially all of the research and portfolio management activities conducted by the investment teams with respect to a given strategy benefit all clients. Artisan Partners’ administrative and operational personnel divide their time among services to the Fund and other client accounts.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts. However, under certain circumstances, Artisan Partners does accept accounts subject to certain limitations on specific types of investments or transactions (for example, derivatives or short selling) or certain markets (for example, India), which can result in such accounts having different exposures and/or having a different risk profile compared to other accounts in the strategy, including the Fund.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy, including the Fund, will invest in a security issued by a company, or an affiliate of a company, that is also a client of or has another business relationship with Artisan Partners or its affiliates. Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable purchase or sale in a public securities transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the issuer or security that would be the subject of that transaction.

With prior written approval, Artisan Partners will allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material non-public information, Artisan Partners does not generally permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Fund if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team can provide advice to accounts in one investment strategy that differs from advice given to accounts in another investment strategy, including the Fund. If an investment team identifies a limited investment opportunity that is suitable for more than one strategy, a strategy may not be able to take full advantage of that opportunity. There also are circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. An investment team has a potential conflict of interest when it manages accounts that are charged a performance-based fee (including private investment funds) and accounts that are charged an asset-based fee because the fees earned from accounts with performance-based fees have the potential to exceed the fees earned from other accounts. An investment team may also execute transactions for one strategy that may adversely impact the value of securities held by a different strategy or team. For example, an investment team may engage in short sales of securities of an issuer in which a Fund it manages also invests. In such a case, the investment team could harm the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Artisan Partners maintains policies and procedures and internal review processes designed to mitigate potential conflicts of interest arising from side-by-side investment management. Artisan Partners’ compliance and trade operations teams periodically perform side-by-side reviews of accounts with the highest level of risk as determined by Artisan Partners to help ensure all clients are being treated fairly and that the policies and procedures are being followed. Fee arrangements are not considered when allocating trades among clients.

Trade Aggregation and Allocation. Artisan Partners can, to the extent permitted by law, aggregate trades and allocate investment opportunities among clients, including the Fund. Artisan Partners seeks to treat all of its similarly situated clients fairly when allocating investment opportunities among clients. Artisan Partners does not consider its own interests when allocating trades, which includes, for example, the fees of a client or whether the client is a proprietary account. Artisan Partners has compliance policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities, which are reviewed regularly by Artisan Partners and modified from time to time. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability (for example, initial public offerings or private placements), and allocation of investment opportunities generally, particularly opportunities that have a required minimum investment, could raise a potential conflict of interest. The potential conflicts among clients in the same strategy are mitigated because Artisan Partners’ investment teams generally try to keep all client portfolios in the same strategy invested in the same securities (excluding private investments) with approximately the same weightings subject to certain exceptions and limitations. Investment opportunities will be allocated differently among clients in a strategy under Artisan Partners’ trading procedures due to, for example, the particular characteristics of a client, such as size of the client, cash position, liquidity needs and timing, tax status, risk tolerance and investment restrictions, or with respect to private investments, the client’s willingness and ability to invest in private investments, or for other reasons in Artisan Partners’ reasonable discretion.

Additionally, private investments and certain other investment opportunities will not be allocated pro-rata among clients in different strategies due to, among other reasons, difference in the strategic focus or objective of each strategy, including the intended concentration, exposure to different investment factors, themes or sectors, risk tolerance and desired weighting of investments. Additional factors that Artisan Partners may consider in allocating these investment opportunities between clients in different strategies, or even within the same strategy, include, without limitation: the inability to divide the investment among multiple clients; Artisan Partners’ perception of the liquidity of each client at the time of the investment and on a going-forward basis; relative exposure to market trends; the remaining term or time remaining in the investment period of each such client; the terms, structure and availability of financing in respect of an investment; the representations and diligence required for each client; the small size of an opportunity or the structure of an investment; the perceived relative value of the investment opportunity relative to other investment opportunities available to each client; the geographic focus of the investment programs of each client; the location of the investment opportunity; the credit quality and/or expected yield of the investment; and the investment programs and portfolio positions of each client for which participation is appropriate. To the extent an opportunity cannot, or in Artisan Partners’ discretion should not, be allocated among multiple clients, such opportunities may be allocated among the different clients on a basis that Artisan Partners considers fair and equitable over time.

In addition, there are instances where a particular security is held by, or appropriate for, more than one client (“cross holdings”) managed by an investment team or different investment teams due to the overlap of their investment universes; however, investment decisions for each strategy and client are generally made by the relevant investment team independently of investment decisions for another strategy or client, such that investment opportunities likely will be allocated differently among clients across such applicable investment strategies. An investment strategy or client with a higher risk tolerance, for example, may substantially outperform or underperform an investment strategy or client with a lower risk tolerance even when managed by the same investment team in a similar strategy.

As a result of the allocation of investment opportunities (and the investment focus of certain clients), the investments made for a Fund and other clients managed by the same investment team may be significantly different, and, consequently, the respective performances of such clients are expected to differ even when managed in the same strategy.

“Same way” transactions (that is, all buys or all sells) in a security held by more than one client in a strategy are generally aggregated across all participating clients in the strategy and same way transactions may be aggregated across clients in different strategies when Artisan Partners considers doing so appropriate and practicable under the circumstances (for example, Artisan Partners has established certain information barriers and policies between certain of its investment teams that would make trade aggregation impracticable). The portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in an aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ trading procedures. When orders for a trade in a security are opposite to one another (that is, one client is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross trades by utilizing different brokers or venues.

Artisan Partners may sell a security short on behalf of one client even if the same security, or another security of the same issuer, is held long by another client. Similarly, Artisan Partners is permitted to purchase a security long on behalf of one client even if the same security, or another security of the same issuer, is, or has been, sold short by another client. Artisan Partners could be viewed as having a potential conflict of interest if it sells short certain securities in a client while holding the same securities long in other clients. Conversely, Artisan Partners could be viewed as harming the performance of a client that holds a long position in the same security or other similar securities (e.g. securities in the same sector as the security sold short) for the benefit of its clients who are selling the security short if the short-selling transactions cause the market value of the security or similar securities to decline. Artisan Partners has in place policies and procedures that it believes are reasonably designed to identify and resolve actual and potential conflicts of interest related to short selling securities.

Certain clients have restrictions prohibiting the execution of transactions through one or more designated broker-dealers or they may maintain other restrictions or account limitations (e.g., instrument restrictions) that impact Artisan Partners’ ability to aggregate a given trade. As a result, Artisan Partners might be required to separate a client’s transaction from the aggregated transactions for other clients and send the client’s transaction for execution to a different broker-dealer or at a different point in time. A transaction being executed separately as a result of the client’s restriction is typically placed in the market after the aggregated transaction for all other clients is placed in the market. In addition, substitute transactions may be placed in a different instrument before or after the aggregated transaction (e.g., physical shares rather than options) and/or may not be placed at all. As a result, the trade or substitute trade for the restricted client is likely to be executed at a different point in time as compared to the aggregated transaction, which is likely to result in the restricted client receiving different returns than other clients.

Waivers to Artisan Partners’ allocation procedures may be made with approval in advance by one of certain designated members of Artisan Partners’ management who are not part of the portfolio management process.

Model Delivery. Artisan Partners provides model portfolios to certain institutional clients and sponsors of managed account programs. Artisan Partners provides the sponsor with a model portfolio that represents the securities Artisan Partners recommends for a particular strategy and the sponsor uses the model portfolio to assist in developing one or more portfolios for itself or its clients (the model delivery programs). In a model delivery program, the frequency and timing of the model portfolio delivery is agreed upon with each sponsor and the model portfolio may be provided after Artisan Partners trades for its discretionary clients. Artisan Partners may also sequence or rotate the delivery of the model portfolio when it is being delivered to multiple sponsors. As a result, the sponsors of these programs may receive different prices for their clients given, for example, price movements caused by market activity (including trades placed by Artisan Partners and other sponsors) and that the trades are not aggregated with Artisan Partners’ trades.

Fees. Like the fees Artisan Partners receives from the Fund, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. Artisan Partners or its affiliates receive performance-based allocations or fees from the private funds it sponsors and expects to receive performance-based fees from accounts in its other strategies. In addition, Artisan Partners will, under certain circumstances, negotiate performance-based fee arrangements with other accounts. Artisan Partners had thirteen accounts with performance-based fees as of 30 April 2026. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, Artisan Partners maintains policies and procedures and internal review processes designed to mitigate such conflicts.

Investing in Different Parts of an Issuer’s Capital Structure. Conflicts potentially limiting a Fund’s investment opportunities may also arise when a Fund and other Artisan Partners’ clients invest in different parts of an issuer’s capital structure, such as when a Fund owns senior debt obligations of an issuer and other clients own junior tranches or equity securities of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities and negotiations with issuers that would potentially give rise to conflicts with other Artisan Partners’ clients or Artisan Partners may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if Artisan Partners acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. When making investment decisions where a conflict of interest may arise, Artisan Partners will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in Artisan Partners acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Confidential Information Access. From time to time, employees of Artisan Partners may receive material non-public information (referred to herein as “Confidential Information”). Employees may obtain Confidential Information, voluntarily or involuntarily, through Artisan Partners’ management activities or the employee’s outside activities. Confidential Information may be received under varying circumstances, including, but not limited to, upon execution of a non-disclosure agreement with an issuer, as a result of serving on a creditors’ committee or through conversations with a company’s management team. Under applicable law, Artisan Partners’ employees are generally prohibited from disclosing or using Confidential Information in effecting purchases and sales in public securities transactions for their personal benefit or for the benefit of any other person (including clients). Accordingly, should an employee receive Confidential Information, the employee is generally prohibited from communicating that information or using that information in public securities transactions, which could limit the ability to buy or sell certain investments even when the limitation is detrimental to Artisan Partners, the employee or the client, including the Fund.

Artisan Partners may seek to avoid the receipt of Confidential Information when it determines that the receipt of Confidential Information would restrict the Fund or other clients of Artisan Partners from trading in securities they hold or in which they may invest. In circumstances when Artisan Partners declines to receive Confidential Information from an issuer, an account, such as the Fund, may be disadvantaged in comparison to other investors, including with respect to evaluating the issuer and the price the account would pay or receive when it buys or sells those investments. Further, in situations when the account is asked, for example, to grant consents, waivers or amendments with respect to such investments, Artisan Partners’ ability to assess such consents, waivers and amendments may be impacted by its lack of access to Confidential Information.

Artisan Partners has adopted policies that establish permanent information barriers around the Credit Team and EMsights Capital Group to minimize the likelihood that Confidential Information received by the Credit Team or the Emsights Capital Group will be shared with another team. In addition, Artisan Partners also creates information barriers around other persons having access to Confidential Information (“walled-off personnel”) to limit the restrictions on others at Artisan Partners. These information barriers may be temporary or permanent depending on the personnel involved and the nature of the information received. These measures are intended to limit access to, and sharing of, Confidential Information.

From time to time, Artisan Partners uses paid expert networks. Artisan Partners has adopted specific procedures to prevent and address the inadvertent receipt of Confidential Information from the expert networks.

Portfolio Transactions and Soft Dollars. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Artisan Partners uses client commissions to pay for brokerage and research services (often referred to as “soft dollars”) if Artisan Partners determines that such items meet the criteria outlined in its commission management policy and do not impair its duty to seek best execution. Artisan Partners does not consider, in selecting broker-dealers to be used in effecting securities transactions for a Fund, whether Artisan Partners or its affiliates received client referrals from the broker-dealer. Artisan Partners has potential conflicts of interest arising from its execution of portfolio transactions and use of soft dollars. Artisan Partners has adopted procedures with respect to soft dollars, which are included in the Firm’s compliance program.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary accounts also present potential conflicts of interest with Artisan Partners’ clients, including the Fund. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan Partners’ clients managed in the same strategy, all portfolio transactions in the strategy are aggregated, where practicable, and allocated in accordance with Artisan Partners’ written allocation procedures among participating accounts. Artisan Partners believes that aggregation and allocation of trades as described in its written procedures mitigates conflicts of interest arising from proprietary investments in the same securities held by clients and the market impact that could result from such proprietary trading activity if conducted on a stand-alone basis.

Personal transactions are subject to Artisan Partners’ Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code of Ethics requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement). The Code of Ethics provides that Artisan Partners’ compliance team will review such personal securities transactions and determine, among other things, whether the acquisition is consistent with applicable regulatory requirements and the purposes of the Code of Ethics and its underlying policies. In addition, the Code of Ethics requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department at least quarterly. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code of Ethics also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Artisan Partners, its affiliates and its employees can give advice or take action for their own accounts that differ from, conflict with or is adverse to advice given or action taken for a Fund. These activities may adversely affect the prices and availability of other investments held by, or potentially considered for purchase by, a Fund.

Artisan Partners, its affiliates and their employees are permitted to, and frequently do, invest in the Fund and other pooled investment vehicles sponsored by Artisan Partners often at reduced or no fees when allowed by applicable law. Artisan Partners also provides certain cash-based awards to its investment professionals (referred to by Artisan Partners as franchise capital awards) that, prior to vesting, Artisan Partners will generally invest such amounts in one or more of the investment strategies managed by the investment professional (including by investing in the Fund). Artisan Partners believes that investments made in these pooled investment vehicles and franchise capital awards help align Artisan Partners’ and its employees’ financial interests with those of Artisan Partners’ clients. These pooled investment vehicles, even if they are proprietary accounts of Artisan Partners, are treated like a client account for purposes of allocation of investment opportunities.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Floating Rate Income Fund as of April 30, 2026

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Bryan C. Krug, CFA	X
Seth B. Yeager, CFA	X

On page 198, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for FIAM LLC, please delete the first paragraph in the entirety and replace with the following:

FIAM LLC (“FIAM”), 900 Salem Street, Smithfield, Rhode Island 02917, is a Sub-Adviser to the JNL/Fidelity Institutional AM® Total Bond Fund, and Co-Sub-Adviser to the JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund, JNL Multi-Manager Floating Rate Income Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Mid Cap Fund and JNL Multi-Manager Small Cap Value Fund. FIAM is an indirectly held, wholly owned, subsidiary of FMR LLC.

On pages 198-200, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for FIAM LLC, please delete the section “Portfolio Manager Compensation Structure,” in the entirety and replace with the following:

As of June 8, 2026, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of portfolio manager compensation may be deferred based on criteria established by the Adviser or at the election of the portfolio manager, as applicable.

JNL Multi-Manager Small Cap Value Fund

Portfolio Manager	Compensated on Fund	Benchmark Index(s)	Sub-Portfolio Benchmark Index(s)	Peer Group(s)	Sub-Portfolio Peer Group(s)
Gabi Kelleher	Yes	Russell 2000 Value Index	N/A	Morningstar Small Value Index	N/A

Base salary is determined by level of responsibility and tenure at the Adviser or its affiliates. The bonus includes both objective and subjective components that may be weighted differently on a case by case basis. The components of the bonus compensation are based on (i) the pre-tax investment performance of the fund(s), account(s), or if applicable, lead account(s), measured against a benchmark index and within a defined peer group, as applicable, assigned to each fund or account or, if applicable, lead account(s), and (ii) the investment performance of other funds and accounts in the same asset class. The pre-tax investment performance of the fund(s), account(s), or if applicable, lead account(s) is weighted according to tenure on those fund(s), account(s), or if applicable, lead account(s) and the average asset size of those fund(s), account(s), or if applicable, lead account(s) over the tenure. Each component is calculated separately over the tenure on those fund(s), account(s), or if applicable, lead account(s) over a measurement period that initially is contemporaneous with the tenure, but that eventually encompasses rolling periods of up to five years, for the comparison to benchmarks and/or peer groups. A subjective component of the bonus is based on the overall contribution to management of the Adviser. As applicable, the portion of the bonus that is linked to the investment performance of the fund is based on the fund’s or lead account’s pre-tax investment performance measured against the index in the table above, and/or the fund’s or lead account’s pre-tax investment performance (based on the identified class) within the peer group in the table above. As applicable, another portion of the bonus is based on the pre-tax investment performance of the fund’s assets the portfolio manager manages measured against the sub-portfolio benchmark index in the table above, and/or the pre-tax investment performance of the fund’s assets the portfolio manager manages within the sub-portfolio peer group in the table above. Compensation is also based on equity-based compensation plans linked to increases or decreases in the net asset value of the stock of the Adviser’s parent company, a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

As of June 8, 2026, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, and in certain cases, participation in several types of equity-based compensation plans. A portion of portfolio manager compensation may be deferred based on criteria established by the Adviser or at the election of the portfolio manager, as applicable.

JNL Multi-Manager Mid Cap Fund

Portfolio Manager	Compensated on Fund	Benchmark Index(s)	Sub-Portfolio Benchmark Index(s)	Peer Group(s)	Sub-Portfolio Peer Group(s)
Shilpa Mehra	Yes	Russell Midcap Growth Index	N/A	Morningstar Mid-Cap Growth Index	N/A

Base salary is determined by level of responsibility and tenure at the Adviser or its affiliates. The bonus includes both objective and subjective components that may be weighted differently on a case by case basis. The components of the bonus compensation are based on (i) the pre-tax investment performance of the fund(s), account(s), or if applicable, lead account(s), measured against a benchmark index and within a defined peer group, as applicable, assigned to each fund or account or, if applicable, lead account(s), and (ii) the investment performance of other funds and accounts in the same asset class. The pre-tax investment performance of the fund(s), account(s), or if applicable, lead account(s) is weighted according to tenure on those fund(s), account(s), or if applicable, lead account(s) and the average asset size of those fund(s), account(s), or if applicable, lead account(s) over the tenure. Each component is calculated separately over the tenure on those fund(s), account(s), or if applicable, lead account(s) over a measurement period that initially is contemporaneous with the tenure, but that eventually encompasses rolling periods of up to five years, for the comparison to benchmarks and/or peer groups. A subjective component of the bonus is based on the overall contribution to management of the Adviser. As applicable, the portion of the bonus that is linked to the investment performance of the fund is based on the fund’s or lead account’s pre-tax investment performance measured against the index in the table above, and/or the fund’s or lead account’s pre-tax investment performance (based on the identified class) within the peer group in the table above. As applicable, another portion of the bonus is based on the pre-tax investment performance of the fund’s assets the portfolio manager manages measured against the sub-portfolio benchmark index in the table above, and/or the pre-tax investment performance of the fund’s assets the portfolio manager manages within the sub-portfolio peer group in the table above. Compensation is also based on equity-based compensation plans linked to increases or decreases in the net asset value of the stock of the Adviser’s parent company, a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services.

Ford O’Neil is lead portfolio manager of JNL/Fidelity Institutional AM® Total Bond Fund and receives compensation for his services. Julian Potenza, Celso Muñoz, Brian Day, Stacie Ware, Michael Plage, and Benjamin Harrison are co-managers of JNL/Fidelity Institutional AM® Total Bond Fund and each receives compensation for their services. Franco Castagliuolo is also a co-manager of JNL/Fidelity Institutional AM® Total Bond Fund and receives compensation for managing the MBS subportfolio of the fund. Eric Mollenhauer, Kevin Nielsen, and Chandler Perine are co-managers of JNL Multi-Manager Floating Rate Income Fund and each receive compensation for those services. As of December 31, 2025, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, and participation in several types of equity-based compensation plans. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or at the election of the portfolio manager.

Mr. O’Neil’s, Mr. Potenza’s, Mr. Muñoz’s, Mr. Day, Mr. Plage, Ms. Ware and Mr. Castagliuolo’s base salaries are determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Mr. O’Neil’s, and Mr. Muñoz’s bonus that is linked to the investment performance of JNL/Fidelity Institutional AM® Total Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. Aggregate Bond Index.

The portion of Mr. Castagliuolo’s bonus that is linked to the investment performance of JNL/Fidelity Institutional AM® Total Bond Fund is based on the pre-tax investment performance of the fund’s assets he manages measured against the Bloomberg US MBS Index.

Mr. Harrison’s, Mr. Mollenhauer’s, Mr. Nielsen’s, and Mr. Perine’s base salaries are determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of each portfolio manager’s fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other high yield funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over each portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on each portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Mr. Harrison’s bonus that is linked to the investment performance of JNL/Fidelity Institutional AM® Total Bond Fund is based on the pre-tax investment performance of the fund’s assets allocated to the high income asset class of the fund within the eVestment High Yield.

The portion of Mr. Mollenhauer’s, Mr. Nielsen’s and Mr. Perine’s bonus that is linked to the investment performance of JNL Multi-Manager Floating Rate Income Fund is based on the fund’s pre-tax investment performance within the LipperSM Loan Participation Funds.

JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund

Sonu Kalra. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s), and lead account(s) measured against a benchmark index and within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR equity funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s), account(s), and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s), and lead account(s) and the average asset size of those fund(s), account(s), and lead account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s), account(s), and lead account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of each portfolio manager’s bonus that is linked to the investment performance of the JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund is based on the lead account’s pre-tax investment performance measured against the Russell 1000® Growth Index.

Adam Benjamin. A portion of each portfolio manager’s bonus relates to the portfolio manager’s performance as a research analyst and is based on the Director of Research’s assessment of the research analyst’s performance and may include factors such as qualitative feedback assessments, which relate to analytical work and investment results within the relevant sector(s) and impact on other equity funds and accounts as a research analyst, and the research analyst’s contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) or lead account measured against a benchmark index and within a defined peer group assigned to each fund or account, as applicable (ii) the investment performance of other FMR equity funds and accounts, and (iii) the pre-tax investment performance of the research analyst’s recommendations measured against a benchmark index corresponding to the research analyst’s assignment universe and against a broadly diversified equity index. The pre-tax investment performance of each portfolio manager’s fund(s), account(s) and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and lead account(s). The component of the bonus relating to the Director of Research’s assessment is calculated over a one year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with each portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. The portion of each portfolio manager’s bonus that is linked to the investment performance of JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund is based on the lead accounts pre-tax investment performance measured against the Russell 1000® Growth Index.

JNL Multi-Manager International Small Cap Fund

Patrick Drouot. A portion of each portfolio manager’s bonus relates to the portfolio manager’s performance as a research analyst and is based on the Director of Research’s assessment of the research analyst’s performance and may include factors such as qualitative feedback assessments, which relate to analytical work and investment results within the relevant sector(s) and impact on other equity funds and accounts as a research analyst, and the research analyst’s contributions to the research groups and to FMR. Another component of the bonus is based upon (i) the pre-tax investment performance of the portfolio manager’s fund(s), account(s) or lead account measured against a benchmark index and within a defined peer group assigned to each fund or account, as applicable (ii) the investment performance of other FMR equity funds and accounts, and (iii) the pre-tax investment performance of the research analyst’s recommendations measured against a benchmark index corresponding to the research analyst’s assignment universe and against a broadly diversified equity index. The pre-tax investment performance of each portfolio manager’s fund(s), account(s) and lead account(s) is weighted according to the portfolio manager’s tenure on those fund(s), account(s) and lead account(s). The component of the bonus relating to the Director of Research’s assessment is calculated over a one year period, and each other component of the bonus is calculated over a measurement period that initially is contemporaneous with each portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index and rolling periods of up to three years for the comparison to a peer group, if applicable. The portion of each portfolio manager’s bonus that is linked to the investment performance of JNL Multi-Manager International Small Cap Fund is based on the lead accounts pre-tax investment performance measured against the MSCI EAFE Small Cap Index (Net MA).

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services.

On page 200, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for FIAM LLC, under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” after the table for the JNL Multi-Manager International Small Cap Fund, please add the following:

JNL Multi-Manager Mid Cap Fund*

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Shilpa Mehra	Other Registered Investment Companies	3	$9.79 billion	2	$8.75 billion
	Other Pooled Vehicles	1	$13 million	0	$0
	Other Accounts	0	$0	0	$0

*Information provided is as of April 30, 2026.

JNL Multi-Manager Small Cap Value Fund*

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Gabriela Kelleher	Other Registered Investment Companies	1	$5.1 billion	1	$5.1 billion
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

*Information provided is as of April 30, 2026.

On page 203, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for FIAM LLC, under “Security Ownership of Portfolio Managers,” after the table for the JNL Multi-Manager International Small Cap Fund, please add the following:

Security Ownership of Portfolio Managers for the JNL Multi-Manager Mid Cap Fund as of April 30, 2026

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Shilpa Mehra	X

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Value Fund as of April 30, 2026

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gabriela Kelleher	X

On page 215, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Invesco Advisers, Inc. and its Affiliates, please delete the first paragraph in the entirety and replace with the following:

Invesco Advisers, Inc. (“Invesco”), located at 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309, serves as Co-Sub-Adviser to the JNL Multi-Manager Mid Cap Fund and Sub-Adviser to the JNL/Invesco Small Cap Growth Fund. Invesco, as successor in interest to multiple investment advisers, is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

On page 216, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Invesco Advisers, Inc. and its Affiliates, under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” before the first table please add the following:

JNL Multi-Manager Mid Cap Fund*

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Ronald J. Zibelli, Jr., CFA	Other Registered Investment Companies	15	$41.74 billion	0	$0
	Other Pooled Vehicles	6	$1.07 billion	0	$0
	Other Accounts	49[1]	$4.8 million[1]	0	$0

Justin Livengood, CFA	Other Registered Investment Companies	12	$17.8 billion	0	$0
	Other Pooled Vehicles	4	$465.1 million	0	$0
	Other Accounts	48[1]	$4.8 million[1]	0	$0

*Information provided is as of April 30, 2026.

1 These are accounts of individual investors for which Invesco provides investment advice.  Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds.  These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

On page 217, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Invesco Advisers, Inc. and its Affiliates, under “Security Ownership of Portfolio Managers,” before the first table please add the following:

Security Ownership of Portfolio Managers for the JNL Multi-Manager Mid Cap Fund as of April 30, 20261

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Ronald J. Zibelli, Jr., CFA	X
Justin Livengood, CFA	X

1 Shares of the Funds may only be purchased by insurance company separate accounts and certain qualified retirement plans. Accordingly, no portfolio manager may invest in Funds directly.

On pages 228-230, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Kayne Anderson Rudnick Investment Management, LLC, please delete all references to, and information for, the JNL Multi-Manager Emerging Markets Equity Fund and the JNL Multi-Manager Mid Cap Fund.

On page 231, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Lazard Asset Management LLC, please delete the first paragraph in the entirety and replace with the following:

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, serves as Co-Sub-Adviser to the JNL Multi-Manager Alternative Fund, JNL Multi-Manager Emerging Markets Equity Fund, and JNL Multi-Manager International Equity Fund. Lazard is an indirect, wholly-owned subsidiary of Lazard, Inc., a Delaware corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.” Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

On page 232, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Lazard Asset Management LLC, under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” after the table for the JNL Multi-Manager Alternative Fund please add the following:

JNL Multi-Manager Emerging Markets Equity Fund*

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Paul Moghtader, CFA	Other Registered Investment Companies	12	$4.47 billion	0	$0
	Other Pooled Vehicles	34	$8.55 billion	0	$0
	Other Accounts	94	$33.97 billion	6	$858.08 million

Taras Ivanenko, CFA	Other Registered Investment Companies	12	$4.47 billion	0	$0
	Other Pooled Vehicles	34	$8.55 billion	0	$0
	Other Accounts	94	$33.97 billion	6	$858.08 million

Peter Kashanek	Other Registered Investment Companies	12	$4.47 billion	0	$0
	Other Pooled Vehicles	34	$8.55 billion	0	$0
	Other Accounts	94	$33.97 billion	6	$858.08 million

Alex Lai, CFA	Other Registered Investment Companies	12	$4.47 billion	0	$0
	Other Pooled Vehicles	34	$8.55 billion	0	$0
	Other Accounts	94	$33.97 billion	6	$858.08 million

Kurt Livermore, CFA	Other Registered Investment Companies	12	$4.47 billion	0	$0
	Other Pooled Vehicles	34	$8.55 billion	0	$0
	Other Accounts	94	$33.97 billion	6	$858.08 million

*Information provided is as of April 30, 2026.

On page 234, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Lazard Asset Management LLC, under “Security Ownership of Portfolio Managers,” after the table for the JNL Multi-Manager Alternative Fund please add the following:

Security Ownership of Portfolio Managers for the JNL Multi-Manager Emerging Markets Equity Fund as of April 30, 2026

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Paul Moghtader, CFA	X
Taras Ivanenko, CFA	X
Peter Kashanek	X
Alex Lai, CFA	X
Kurt Livermore, CFA	X

On page 245, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Neuberger Berman Investment Advisers LLC, please delete the first paragraph in the entirety and replace with the following:

Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104, serves as Co-Sub-Adviser to the JNL Multi-Manager Floating Rate Income Fund and Sub-Adviser to the JNL/Neuberger Berman Commodity Strategy Fund, JNL/Neuberger Berman Gold Plus Strategy Fund, and JNL/Neuberger Berman Strategic Income Fund. NBIA is responsible for choosing the Fund’s investments and handling its day-to-day business.

On page 246, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Neuberger Berman Investment Advisers LLC, under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” before the first table please add the following:

JNL Multi-Manager Floating Rate Income Fund*

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Joseph P. Lynch	Other Registered Investment Companies	7	$1.16 billion	0	$0
	Other Pooled Vehicles	101	$37.43 billion	39	$16.31 billion
	Other Accounts	30	$7.77 billion	1	$8 million

Stephen J. Casey, CFA	Other Registered Investment Companies	5	$505 million	0	$0
	Other Pooled Vehicles	93	$32.06 billion	39	$16.31 billion
	Other Accounts	26	$239 million	1	$8 million

*Information provided is as of April 30, 2026.

On page 248, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Neuberger Berman Investment Advisers LLC, under “Security Ownership of Portfolio Managers,” before the first table please add the following:

Security Ownership of Portfolio Managers for the JNL Multi-Manager Floating Rate Income Fund as of April 30, 2026

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Joseph P. Lynch	X
Stephen J. Casey, CFA	X

On page 250, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Pacific Investment Management Company LLC, please delete the first paragraph in the entirety and replace with the following:

PIMCO, located at 650 Newport Center Drive, Newport Beach, California 92660 serves as Co-Sub-Adviser to the JNL Multi-Manager Small Cap Value Fund and Sub-Adviser to the JNL/PIMCO Income Fund, JNL/PIMCO Investment Grade Credit Bond Fund, and JNL/PIMCO Real Return Fund. PIMCO is an investment management firm founded in 1971.

On page 251, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Pacific Investment Management Company LLC, under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” before the first table please add the following:

JNL Multi-Manager Small Cap Value Fund*+

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Rob Arnott	Other Registered Investment Companies	18	$27.93 billion	0	$0
	Other Pooled Vehicles	9	$4.38 billion	2	$403 million
	Other Accounts	7	$4.9 billion	1	$420 million

Jim Masturzo	Other Registered Investment Companies	11	$18.69 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

*Portfolio managers for the Fund are employed by Research Affiliates, LLC.

+Information provided is as of April 30, 2026.

On page 258, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for Pacific Investment Management Company LLC, under “Security Ownership of Portfolio Managers,” before the first table please add the following:

Security Ownership of the Portfolio Managers for the JNL Multi-Manager Small Cap Value Fund as of April 30, 2026

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Rob Arnott	X
Jim Masturzo	X

On page 258, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” after the disclosure for Pacific Investment Management Company LLC, please add the following:

Research Affiliates, LLC

Research Affiliates, LLC, (“RALLC”) is located at 660 Newport Center Drive, Suite 300, Newport Beach, California 92660. RALLC serves as Sub-Sub-Adviser to the PIMCO/Research Affiliates Strategy of the JNL Multi-Manager Small Cap Value Fund.

On pages 274-278, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for WCM Investment Management, LLC, please delete all references to, and information, for the JNL Multi-Manager Small Cap Value Fund.

On pages 285-286, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” under “Sub-Advisory Fees,” for the JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager Floating Rate Income Fund, JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, and JNL Multi-Manager Small Cap Value Fund, in the first table please delete the table rows and corresponding endnotes in the entirety and replace with the following:

		Aggregate Fees Paid to Sub-Advisers
Fund	Co-Sub-Advisers	Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2025
JNL Multi-Manager Emerging Markets Equity Fund	Lazard[14]	$6,343,253	0.52%
	T. Rowe[3,4]
	WCM[5]
	GQG[6]

JNL Multi-Manager Floating Rate Income Fund	PPM	$2,689,838	0.27%
	FIAM[7]
	Artisan Partners[14]
	NBIA[14]

JNL Multi-Manager Mid Cap Fund	Invesco[14,15]	$4,476,250	0.37%
	Victory Capital
	FIAM[7,14]
	River Road[10]

JNL Multi-Manager Small Cap Value Fund	PIMCO	$7,277,342	0.41%
	Congress
	FIAM[7,14]
	Reinhart
	River Road

[5]	Effective June 8, 2026, for the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Emerging Markets Equity Fund, the JNL Multi-Manager International Equity Fund, the JNL Multi-Manager International Small Cap Fund, the JNL Multi-Manager Small Cap Growth Fund, the JNL Multi-Manager Select Equity Fund (for each Fund’s portion of assets managed by WCM), and the JNL/WCM Focused International Equity Fund, the Sub-Adviser applies a fee discount to all eligible assets based on the average daily aggregate net assets of the listed funds when combined assets under management exceed $3 billion.
[7]	Effective June 8, 2026, for the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Floating Rate Income Fund, the JNL Multi-Manager International Small Cap Fund, the JNL Multi-Manager Mid Cap Fund, the JNL Multi-Manager Small Cap Value Fund, the JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund (for each Fund’s portion of assets managed by FIAM), and the JNL/Fidelity Institutional AM® Total Bond Fund, the Sub-Adviser applies a fee discount to all eligible assets when combined assets under management exceed $2.5 billion of the listed funds.
[14]	Commenced as a Sub-Adviser to the Fund on June 8, 2026.
[15]	Effective June 8, 2026, for the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Mid Cap Fund and the JNL/Invesco Small Cap Growth Fund, or any Fund to be managed by Invesco, the Sub-Adviser applies a fee discount to all eligible assets when combined assets under management exceed $2.5 billion subject to a two Fund minimum.

On page 289, in the section entitled, “Investment Adviser, Sub-Advisers and Other Service Providers,” under “Sub-Advisory Fees,” in the second table please delete endnotes 4, 7 and 13 in the entirety and replace with the following:

[4]	Effective June 8, 2026, for the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Floating Rate Income Fund, the JNL Multi-Manager International Small Cap Fund, the JNL Multi-Manager Mid Cap Fund, the JNL Multi-Manager Small Cap Value Fund, the JNL/Fidelity Institutional AM® & JPMorgan Large Cap Growth Fund (for each Fund’s portion of assets managed by FIAM), and the JNL/Fidelity Institutional AM® Total Bond Fund the Sub-Adviser applies a fee discount to all eligible assets when combined assets under management exceed $2.5 billion of the listed funds.
[7]	Effective June 8, 2026, for the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Mid Cap Fund and the JNL/Invesco Small Cap Growth Fund, or any Fund to be managed by Invesco, the Sub-Adviser applies a fee discount to all eligible assets when combined assets under management exceed $2.5 billion subject to a two Fund minimum.
[13]	Effective June 8, 2026, for the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Emerging Markets Equity Fund, the JNL Multi-Manager International Equity Fund, the JNL Multi-Manager International Small Cap Fund, the JNL Multi-Manager Small Cap Growth Fund, the JNL Multi-Manager Select Equity Fund (for each Fund’s portion of assets managed by WCM), the and the JNL/WCM Focused International Equity Fund, the Sub-Adviser applies a fee discount to all eligible assets based on the average daily aggregate net assets of the listed funds when combined assets under management exceed $3 billion.

This Supplement is dated June 8, 2026.

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